SUPPLEMENT TO THE PROSPECTUS
                                       OF
                       EVERGREEN SELECT FIXED INCOME FUNDS


I.       Evergreen Adjustable Rate Fund (the "Fund")

         Effective June 15, 2001, the front-end sales charge table for Class A shares under the section entitled "HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU" of the prospectus offering Classes A, B and C shares of the Fund is revised to reflect that a dealer commission of 0.25% will be paid on purchases of $1 million or more and that a deferred sales charge of 1.00% will be charged if such shares are redeemed within one year after the month of purchase.


June 15, 2001                                                        558712 6/01